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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 28, 2003

            Caremark Rx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14200 (Commission File Number)	63-1151076 (I.R.S. Employer Identification No.)
3000 Galleria Tower, Suite 1000 Birmingham, Alabama (Address of Principal Executive Offices)		35244 (Zip Code)

Registrant's Telephone Number, Including Area Code (205) 733-8996

Item 12. Results of Operations and Financial Condition

        On October 28, 2003, Caremark Rx, Inc. (the "Company") issued a press release disclosing material, non-public financial information concerning the Company's quarterly fiscal period ended September 30, 2003. This press release contains certain non-GAAP financial measures as described therein. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caremark Rx, Inc.
By:	/s/ HOWARD A. MCLURE Howard A. McLure Executive Vice President and Chief Financial Officer

Date: October 28, 2003

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SIGNATURES